                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                             SANTA BARBARA BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            OF SANTA BARBARA BANCORP

                           TO BE HELD APRIL 24, 1997


TO THE SHAREHOLDERS OF SANTA BARBARA BANCORP:

      NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, an annual Meeting of Shareholders (the "Meeting") of Santa Barbara Bancorp (the "Company") will be held at the Lobero Theater, 33 E. Canon Perdido, Santa Barbara, California, on Thursday, April 24, 1997, at 2:00 P.M., for the purpose of considering and voting on the following matters:

      1. Election of Directors. Electing nine (9) persons to the Board of Directors to serve until the 1998 Annual Meeting or until their successors are elected and have qualified. The persons nominated by Management to serve as Directors are: Donald M. Anderson, Frank Barranco, M.D., Edward E. Birch, Richard M. Davis, Anthony Guntermann, Dale E. Hanst, Harry B. Powell, David W. Spainhour and William S. Thomas, Jr.;

      2. Selection of Auditors. To vote upon a recommendation of the Board of Directors of the Company to approve the selection of Arthur Andersen, LLP to serve as independent certified public accountants for the Company for the 1997 calendar year; and

      3. Other Business. Transacting such other business as may properly come before the Meeting, and any adjournments thereof.

      The Board of Directors has fixed the close of business on March 7, 1997 as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

      Section 3.6 of the By-laws sets forth the procedure for nomination of Directors. That Section provides:

             "Section 3.6 Nomination of Directors.

                   3.6.1 Authority to Make Nominations. Nominations for Directors may be made by the Board of Directors or by any holder of record of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors.

                   3.6.2 Nomination Procedures. At annual meetings and special meetings of the shareholders called by the Board of Directors, nominations for Directors, other than those approved by the Board of Directors of the Corporation, shall be made in writing and shall be delivered or mailed to the Secretary of the Corporation at its principal place of business not less than fourteen (14) days nor more than fifty (50) days prior to scheduled date of the meeting; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to the shareholders, such nominations shall be mailed or delivered to the Secretary of the Corporation not later than the close of business on the seventh (7th) day following the day on which notice of the meeting was mailed to the shareholders. Any such notification shall (a) be accompanied by a written statement signed and acknowledged by the nominee consenting to his or her nomination and agreeing to serve as Director if elected by the shareholders, and (b) shall contain the following information, to the extent known to the nominating shareholder:

                   A.  The name and address of each proposed nominee;

                   B. The total number of shares of capital stock of the Corporation expected to be voted for each proposed nominee;

                   C.  The principal occupation of each proposed nominee;

                   D. The name and residence address of the nominating shareholder; and

                   E. The number of shares of capital stock of the Corporation owned by the nominating shareholder.

                   3.6.3 Defective Nominations. Nominations not made in accordance with this Section 3.6 may be disregarded by the Chairperson of the meeting, at his or her discretion, and upon the instructions of the Chairperson, the inspectors of the election may disregard any votes cast for any such nominee.

                   3.6.4 Exceptions. The provisions of this Section 3.6 shall apply only to nominations for Directors who are to be elected at the annual meeting or any special meeting of shareholders called by the Board of Directors, and this Section shall not apply to (a) nominations for Directors who are to be elected at a special meeting of shareholders properly called by the shareholders at which Directors are to be elected pursuant to Section 305 of the California Corporations Code to fill a vacancy on the Board of Directors, or (b) the election of Directors by the written consent of the shareholders pursuant to Section 603 of the California Corporations Code."

      You are urged to vote in favor of each of the proposals by so indicating on the enclosed proxy and by signing and returning the enclosed proxy as promptly as possible, whether or not you plan to attend the Meeting in person. The enclosed proxy is solicited by the Company's Board of Directors. Any shareholder giving a proxy may revoke it prior to the time it is voted by notifying the Secretary, in writing, to that effect, by filing with him a later dated proxy, or by voting in person at the Meeting.

                                       By Order of the Board of Directors




                                        ______________________________________
                                        Donald M. Anderson,
                                        Chairman of the Board

Dated:  March 19, 1997

                                PROXY STATEMENT
                                     FOR AN
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                             SANTA BARBARA BANCORP
                              1021 ANACAPA STREET
                            SANTA BARBARA, CA  93101

                           TO BE HELD APRIL 24 , 1997


                                  INTRODUCTION

      This proxy statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Santa Barbara Bancorp (the "Company"), to be held at the Lobero Theater, 33 E. Canon Perdido, Santa Barbara, California, 93101, at 2:00 P.M. on Thursday, April 24, 1997, and at all adjournments thereof.

      It is expected that this proxy statement and accompanying Notice and form of proxy will be mailed to shareholders on or about March 19, 1997.

      The matters to be considered and voted upon at the Meeting will include:

      1. Election of Directors. Electing nine (9) persons to the Board of Directors to serve until the 1998 Annual Meeting or until their successors are elected and have qualified. The persons nominated by Management to serve as Directors are: Donald M. Anderson, Frank Barranco, M.D., Edward E. Birch, Richard M. Davis, Anthony Guntermann, Dale E. Hanst, Harry B. Powell, David W. Spainhour and William S. Thomas, Jr.;

      2. Selection of Auditors. To vote upon the recommendation of the Board of Directors of the Company to approve the selection of Arthur Andersen, LLP to serve as independent certified public accountants for the Company for the 1997 calendar year; and

      3. Other Business. Transacting such other business as may properly come before the Meeting, and any adjournments thereof.


                            REVOCABILITY OF PROXIES

      A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised, (a) by filing with the Secretary of the Company an instrument revoking it, or (b) by executing a proxy bearing a later date, or (c) by attending the Meeting and voting in person. Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy-holders, in accordance with the instructions on the proxy. IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

                        PERSONS MAKING THE SOLICITATION

      This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this proxy statement and the material used in the solicitation of proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, Directors, and employees of the Company may solicit proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals. The proxy materials will first be sent or given to shareholders on or about March 19, 1997.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      There were issued and outstanding 7,551,499 shares of the Company's common stock on March 7, 1997. March 7, 1997 has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). Each holder of the Company's common stock will be entitled to one vote, in person or by proxy, for each share of common stock held of record on the books of the Company as of the Record Date, on any matter submitted to the vote of the shareholders, except in the election of Directors, where cumulative voting is permitted. See "Cumulative Voting" on page 3 below.

      The presence in person or by proxy of the holders of a majority of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the meeting. Proposals submitted for approval by the shareholders, other than the election of Directors, will be deemed approved if they are approved by the affirmative vote of a majority of the shares of common stock represented and voting at the Meeting, either in person or by proxy, and the number of shares voting in favor of the proposal constitutes at least a majority of the required quorum for the Meeting. This practically means that a proposal will be deemed approved if it is approved by a majority of the shares of common stock voting on the proposal and the number of shares voting in favor of the proposal is more than 25% of the total number of shares of common stock of the Company then issued and outstanding. Directors shall be elected by a plurality of the votes cast. Votes that are cast against a proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to any proposal. Under California law, abstentions from voting on any proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but otherwise will not be counted for purposes of determining the votes cast for or against the proposal and the total number of votes cast with respect to any proposal. Accordingly, abstentions will not have the same effect as a vote against a proposal.

      If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as specified in the proxy. If no specification is made on a signed, dated and returned proxy, it will be voted at the discretion of the proxy holders on any matter described in this proxy statement. The proxy also grants the proxy holders authority to vote as they deem appropriate, in their sole discretion, on such other business as may properly come before the Meeting or any adjournments thereof.

                        ELECTION OF DIRECTORS OF COMPANY
                                  (PROPOSAL 1)

      The By-laws of the Company provide that the number of Directors shall not be less than seven (7) nor more than thirteen (13) until changed by an amendment to the Articles of Incorporation or the By-laws duly adopted by the Company's shareholders. The By-laws further provide that the exact number of Directors shall be fixed from time-to-time within the stated range by a by-law, by-law amendment, or resolution adopted by the Company's shareholders or Board of Directors. The Board has fixed the number of directors at nine (9) by an amendment to the By-laws.

      At the Annual Meeting, nine (9) Directors (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

      A shareholder may withhold authority for the proxy holders to vote for any or all of the nominees identified below by so indicating on the enclosed proxy. Further, a shareholder may withhold authority for the proxy holders to vote for an individual nominee by striking through the nominee's name on the proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees identified below as Directors of the Company. Should any shareholder vote for a nominee not identified below and who was properly nominated, the proxy holders will vote such shareholder's shares in accordance with his or her wishes. If any of the nominees identified below should be unable or decline to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute at the meeting (or any adjournment thereof), or alternatively, a substitute may be designated by the present Board of Directors to fill the resulting vacancy. In the event that additional persons are nominated for election as Directors, the proxy holders intend to vote all of the proxies received by them in such a manner, in accordance with cumulative voting, as will assure the election of as many of the nominees identified below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders.

      None of the Directors or Executive Officers of the Company or the Bank was selected pursuant to any arrangement or understanding between themselves and any other individual (other than arrangements or understandings with Directors or officers acting solely in their capacities as such). There are no family relationships between any of the Directors and Executive Officers, and except as noted below, none serve as Directors of any company which has a class of securities registered under or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.


                        VOTING RIGHTS--CUMULATIVE VOTING

      All voting rights are vested in the holders of the common stock of the Company, each share being entitled to one vote, except with respect to the election of Directors, as described below.

      California State law provides that a shareholder of a California corporation, or the shareholder's proxy, may cumulate votes in the election of Directors. That is, each shareholder has a number of votes equal to the number of shares owned by that shareholder, multiplied by the number of Directors to be elected, and the shareholder may cumulate such votes for a single candidate or distribute such votes among as many candidates as is deemed appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate votes for candidates in nomination.

      Certain affirmative steps must be taken by the shareholders of the Company in order to be entitled to vote their shares cumulatively in the election of Directors. At the shareholders' meeting at which Directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to the commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit; the candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected. It is intended that shares represented by proxies in the accompanying form will be voted for the election of persons nominated by Management. Although the Board of Directors does not know whether there will be any nominations for Directors other than those shown above, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of Directors or for any particular nominees is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the nominees of the Board of Directors in such order as they may determine, provided all the above-listed requirements are met.

      The nine nominees for Director receiving the highest number of affirmative votes shall be elected as Directors. Votes withheld from any Director nominee are counted for purposes of determining the presence or absence of a quorum and the total number of votes cast with respect to the election of Directors. Broker non-votes will not be counted for purposes of determining the number of votes cast for the election of Directors.

DIRECTORS AND NOMINEES

      The following table sets forth as to each Director and each of the persons nominated for election as a Director of the Company, such person's age, such person's principal occupations during the past five years, and the period during which such person has served as a Director of the Company. All of the nominees were elected as Directors of the Company at the 1996 Annual Meeting of the Company's shareholders.

      Persons nominated to serve on the Company's Board of Directors will simultaneously serve on the Board of Directors of Santa Barbara Bank & Trust (the "Bank"), a wholly-owned subsidiary of the Company.

                               Director         Background, Business Experience, and
    Director              Age   Since              Position with the Company/Bank
    --------              ---  -------- -------------------------------------------------------------
Donald M. Anderson        69    1971    Chairman of the Board of the Company and Vice Chairman
                                        of the Bank.  Mr. Anderson joined the Bank in October,
                                        1969, as Vice President and Commercial Lending Officer.
                                        He was elected President, CEO and  Director in 1971 and
                                        served in those capacities until elected Chairman of the
                                        Board in February, 1989.  He has served on numerous charitable, civic and banking organizations.

Frank Barranco M.D.       66    1989    Dr. Barranco is a retired physician and was a founding Director of the Community Bank of Santa Ynez  Valley.  Prior to his
                                        retirement, he practiced family medicine in Solvang and was a member of the teaching staffs at both UCLA and USC medical schools.  He has been Chief of Staff at Santa Ynez Community Hospital and has served on the Board of Trustees of the Santa Ynez School District.

Edward E. Birch           58    1983    Dr. Birch was Vice-Chancellor of the University of California at
                                        Santa Barbara from 1976 until his retirement in 1993.  He is currently
                                        Executive Vice President for Westmont College in Santa Barbara,
                                        California.  He has been involved in a number of civic and community organizations, including the Cancer Foundation of Santa Barbara,
                                        Goleta Valley Community Hospital, the Santa Barbara Industry
                                        Education Council, and the Santa Barbara Chamber of Commerce.





Richard M. Davis          62    1984    Mr. Davis is a retired business executive.  He is a past Chairman of the Board of Directors of Santa Barbara Cottage Hospital, a past
                                        Chairman of the Santa Barbara Chamber of Commerce, and a past Chairman of the Board of United Way of Santa Barbara.

Anthony Guntermann        77    1960    Mr. Guntermann, a Certified Public Accountant since 1954, recently retired from the accounting firm of  Guntermann, Thompson & Lanza,
                                        Accountants, Inc. (now McGowen-Guntermann).  He has served as a Director and President of the California State Board of Accountancy and as a
                                        member of the Santa Barbara City Council, as well as on numerous civic and community organizations.  He was one of the organizers of the
                                        Bank.  He also was one of the organizers of Investors Research Fund, Inc.

Dale E. Hanst             65   1983     Mr. Hanst is currently of counsel to the law firm of Reicker,
                                        Clough, Pfau & Pyle, LLP and was formerly a senior partner in the law firm of Schramm & Raddue, having started with the firm in 1960.  He was
                                        President of the State Bar of California in 1984 and served on the
                                        California Commission on Judicial Performance from 1984 to 1988.
                                        Mr. Hanst is a past President of the Santa Barbara Zoological Society.

Harry B. Powell           68   1989     Mr. Powell is a retired businessman residing in Carpinteria.
                                        He is a past President of Rexall Clubs
                                        International, the Carpinteria Business Association and the Carpinteria
                                        Unified School District.

David W. Spainhour        65   1974     Mr. Spainhour is President and Chief Executive Officer of the Company
                                        and Chairman of the Board of the Bank.  Mr. Spainhour joined the Bank in 1966 as Controller.  He became Cashier in 1969, Senior Vice President in 1972, was elected to the Board of Directors in 1974, was named Executive
                                        Vice President in 1980, and elected President in February, 1989.  He served as President and CEO of the Bank until December, 1995.  Mr. Spainhour serves on the boards of the Santa Barbara Industry Education Council,
                                        Channel City Club, Westmont College, and United Way of Santa Barbara.

William S. Thomas, Jr.    53   1995     Mr. Thomas is the Vice Chairman and Chief Operating Officer of the
                                        Company and President and Chief Executive Officer of the Bank.
                                        Mr. Thomas joined the Bank in 1994 as Manager of the Trust and
                                        Investment Services Division.  Prior to coming to the Bank, Mr. Thomas was an Executive Vice President of Bank of America and Manager of the
                                        Financial Institutions Group from 1992 to 1994.  Prior to that time he spent sixteen years with Security Pacific National Bank in various capacities until its merger with Bank of America.  His last position with Security Pacific was as an Executive Vice President,
                                        Manager Financial Institutions.  He is a member of the Board of Directors of the Santa Barbara Chamber of Commerce, Santa Barbara Symphony, C.A.L.M,
                                        and El Adobe Corporation.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Company had a standing Nominating Committee and Audit Committee during 1996. The Bank had a standing Audit Committee and a Compensation Committee during 1996.

      During 1996 the Nominating Committee, which considers the qualifications and the composition of the Board of Directors of the Company, was composed of Messrs. Hanst, Guntermann, Anderson and Spainhour. The Committee met once in 1996. The Committee does not consider shareholder nominations for Director's positions.

      Section 3.6 of the By-laws sets forth the procedure for nomination of Directors. That Section provides:

             "Section 3.6 Nomination of Directors.

                   3.6.1 Authority to Make Nominations. Nominations for Directors may be made by the Board of Directors or by any holder of record of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors.

                   3.6.2 Nomination Procedures. At annual meetings and special meetings of the shareholders called by the Board of Directors, nominations for Directors, other than those approved by the Board of Directors of the Corporation, shall be made in writing and shall be delivered or mailed to the Secretary of the Corporation at its principal place of business not less than fourteen (14) days nor more than fifty (50) days prior to scheduled date of the meeting; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to the shareholders, such nominations shall be mailed or delivered to the Secretary of the Corporation not later than the close of business on the seventh (7th) day following the day on which notice of the meeting was mailed to the shareholders. Any such notification shall (a) be accompanied by a written statement signed and acknowledged by the nominee consenting to his or her nomination and agreeing to serve as Director if elected by the shareholders, and (b) shall contain the following information, to the extent known to the nominating shareholder:

                   A.  The name and address of each proposed nominee;

                   B. The total number of shares of capital stock of the Corporation expected to be voted for each proposed nominee;

                   C.  The principal occupation of each proposed nominee;

                   D. The name and residence address of the nominating shareholder; and

                   E. The number of shares of capital stock of the Corporation owned by the nominating shareholder.

                     3.6.3 Defective Nominations. Nominations not made in accordance with this Section 3.6 may be disregarded by the Chairperson of the meeting, at his or her discretion, and upon the instructions of the Chairperson, the inspectors of the election may disregard any votes cast for any such nominee.

                     3.6.4 Exceptions. The provisions of this Section 3.6 shall apply only to nominations for Directors who are to be elected at the annual meeting or any special meeting of shareholders called by the Board of Directors, and this Section shall not apply to (a) nominations for Directors who are to be elected at a special meeting of shareholders properly called by the shareholders at which Directors are to be elected pursuant to Section 305 of the California Corporations Code to fill a vacancy on the Board of Directors, or (b) the election of Directors by the written consent of the shareholders pursuant to Section 603 of the California Corporations Code."

       The Audit Committees of the Company and the Bank provide for suitable annual examinations of each branch office and administrative division of the Bank. The Committees are responsible for reporting the results of the examinations and the adequacy of internal controls and procedures to the Board. The Audit Committees are also responsible for recommending to the Board any changes in doing business or corrective actions necessary for the soundness of the Bank and the Company. The members of both the Audit Committee of the Company and of the Bank during 1996 were Anthony Guntermann, Chairman, Dale E. Hanst, Richard M. Davis, Frank Barranco, Edward Birch, and Harry B. Powell. Each of the Committees met four (4) times during 1996.

       The members of the Bank's Compensation and Stock Option Committee during 1996 were Dale E. Hanst, Anthony Guntermann, Richard M. Davis, and Harry B. Powell. They met six (6) times during 1996 to determine what the Bank's salary philosophy should be, set the objectives of the Bank's Salary Administration Program, approve exempt salary ranges, determine Senior Officers' salaries and perform the function of overseer to ensure that the objectives of the Salary Administration Program were being met. The Committee also administers the Company's stock option plans.

       The full Board of Directors met fourteen (14) times during 1996. No Director attended fewer than 75 percent of the total number of meetings of the Board and of the committees of which he is a member.

EXECUTIVE OFFICERS

       Except for Messrs. Anderson, Spainhour and Thomas, the following table sets forth as to each of the persons who currently serves as an Executive Officer of the Company and the Bank, such person's age, such person's principal occupations during the past five years, such person's current position with the Company and the Bank, and the period during which the person has served in such position. Each of the Executive Officers named herein serves at the pleasure of the Board. The information for Messrs. Anderson, Spainhour and Thomas is provided on pages 4 and 5 of this proxy statement.

                                                Position and Principal Occupations
    Officer            Age                           During the Past Five Year
    -------            ---    ---------------------------------------------------------------------------

David A. Abts          52     Currently serves as Executive Vice President of the Company and Executive
                              Vice President, Retail Banking Manager and Director of MIS/Operations for
                              the Bank. Before joining the Bank in July, 1989, he was President of Key
                              Pacific Services, a data processing subsidiary of Key Corp., a bank holding company, from November 1986 to June 1989.  Prior to that time, he was Senior
                              Vice President and Director of MIS/Operations for Pacific Western Bank
                              in Oregon.

Donald E. Barry        57     Currently serves as Executive Vice President of the Company and Executive Vice
                              President and Manager of the Trust and Investments Division of the Bank.
                              Before joining the Bank in July, 1995, he was a Regional Vice President of
                              Chase Manhattan from February, 1993 to July, 1995 in charge of private banking and from 1987 to 1992 was a Senior Vice President of Security Pacific National
                              Bank in charge of private banking.

Donald E. Lafler       50     Currently serves as Senior Vice President and Chief Financial Officer of the
                              Company and the Bank.  From 1987 to 1995 he served as Vice President and
                              Principal Accounting Officer.

John J. McGrath        54     Currently serves as a Senior Vice President of the Company and Senior Vice
                              President and Chief Credit Officer of the Bank.  From 1987 to 1994 he served as Chief Administrative Officer.  During 1987, he served as Manager of the
                              Trust Division and from February 1982 to December 1986, he served as Loan
                              Administrator of the Bank.

Jay D. Smith           56     Currently serves as Senior Vice President, General Counsel and Corporate
                              Secretary of the Company and the Bank.  He has served as Legal Counsel of the Bank since July 1979.

Catherine R. Steinke   43     Currently serves as a Senior Vice President and Director of the Human Resources
                              Division of the Bank.  Before joining the Bank in March, 1993, she was Vice
                              President and Manager for the Teleservices Statewide Operations
                              Division at Bank of America and held the position of Human Resources Manager for the same division with Security Pacific National Bank from October, 1990 until its merger with Bank of America in 1992.  Prior to that time, she was Vice President and Director of Human Resources for Security Pacific Auto Finance.





Kent M. Vining         49     Currently serves as Senior Vice President and Strategic Planning Officer of the
                              Company and the Bank.  He served as Chief Financial Officer of the Bank from
                              April 1980 until July 1, 1995.


COMMON STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN PRINCIPAL SHAREHOLDERS

       The following table sets forth information concerning the beneficial ownership of the Company's common stock as of December 31, 1996, by each Director, by each Named Officer (as defined on page 9), by the Directors and Executive Officers as a group, and by beneficial owners of more than 5 percent of the Company's outstanding common stock.

                                                                             AMOUNT AND
                                                                             NATURE OF                PERCENT
                                                                             BENEFICIAL               OF
         BENEFICIAL OWNER                                                    OWNERSHIP (1)            CLASS (2)
                                                                             -------------            ---------
         Santa Barbara Bank and Trust, Trustee of the Santa Barbara Bank
             and Trust Employee Stock Ownership Trust
             1021 Anacapa Street
             Santa Barbara, CA  93101                                        713,162                   9.40%
         DIRECTORS
         Donald M. Anderson                                                  338,417  (3)              4.46%
         Frank H. Barranco, M.D.                                              17,157  (4)              0.23%
         Edward E. Birch                                                      17,767  (5)              0.23%
         Richard M. Davis                                                     18,974  (6)              0.25%
         Anthony Guntermann                                                   46,879  (7)              0.62%
         Dale E. Hanst                                                        49,879  (8)              0.66%
         Harry B. Powell                                                      13,273  (9)              0.17%
         David W. Spainhour                                                  233,949  (10)             3.08%
         William S. Thomas, Jr.                                               27,020  (11)             0.36%
         NAMED OFFICERS
         David Abts                                                           33,275  (12)             0.44%
         Donald Barry                                                          9,538  (13)             0.13%
         Jay D. Smith                                                        100,717  (14)             1.33%
         All Directors and Executive Officers as a Group (16 individuals)  1,059,591  (15)            13.96%
---------------

    (1) Includes all shares beneficially owned, whether directly or indirectly, together with known associates. Also includes any shares owned, whether jointly or as community property, with a spouse and shares allocated to Named Officers under the Bank's Employee Stock Ownership Plan ("ESOP"). Also includes any stock acquirable by exercise of stock options exercisable within 60 days following December 31, 1996. All share data are stated as of December 31, 1996.
   (2) Percentages are stated to include exercisable stock options accounted for in the column listing "Amount and Nature of Beneficial Ownership." See Footnote (1) above.
   (3) Includes 38,363 shares acquirable by exercise of exercisable stock options.
   (4) Includes 6,899 shares acquirable by exercise of exercisable stock options.
   (5) Includes 7,377 shares acquirable by exercise of exercisable stock options.
   (6) Includes 1,399 shares acquirable by exercise of exercisable stock options.
   (7) Includes 14,544 shares acquirable by exercise of exercisable stock options.
   (8) Includes 15,619 shares acquirable by exercise of exercisable stock options.
   (9) Includes 900 shares acquirable by exercise of exercisable stock options.

   (10) Includes 5,502 shares acquirable by exercise of exercisable stock options.
   (11) Includes 27,000 shares acquirable by exercise of exercisable stock options.
   (12) Includes 15,188 shares acquirable by exercise of exercisable stock options.
   (13) Includes 7,000 shares acquirable by exercise of exercisable stock options.
   (14) Includes 33,488 shares acquirable by exercise of exercisable stock options.
   (15) Includes 251,380 shares acquirable by exercise of exercisable stock options. Actual share ownership as of December 31,1996, by the Directors and Executive Officers was 808,211.


                             EXECUTIVE COMPENSATION

       Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1996, 1995, and 1994, of those persons who were, as of December 31, 1996, (i) the chief Executive Officer and (ii) the other four most highly compensated Executive Officers of the Company (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                   ANNUAL COMPENSATION                    AWARDS
                                            ---------------------------------------    ------------
                                                                           OTHER        SECURITIES
                                                                           ANNUAL       UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION                      SALARY    BONUS (1)  COMPENSATION (2) OPTIONS  (3) COMPENSATION (4)
---------------------------              YEAR  (DOLLARS)   (DOLLARS)     (DOLLARS)        (NUMBER)      (DOLLARS)
                                         ----  ---------   ---------     ---------        --------      ---------
David W. Spainhour                       1996     190,182        -0-      344,725          22,835          41,101
   Chairman of the Board of the          1995     225,000     60,000      238,660          17,686          32,053
       Bank                              1994     220,833    130,000        8,897             -0-          36,537

William S. Thomas, Jr.                   1996     247,469        -0-        2,938          30,000          20,769
   President and Chief                   1995     197,497     25,000          -0-          15,000          10,315
       Executive Officer of the Bank     1994      61,844        -0-          -0-          15,000             731

David A. Abts                            1996     137,067      8,000      331,842          17,140          25,054
   Executive Vice President and          1995     120,073     50,000          550             -0-          13,728
       Director MIS/Operations           1994     118,333     65,000          -0-            -0-           23,627

Donald E. Barry                          1996     163,000        -0-       12,500          10,000          10,734
   Executive Vice President,             1995      59,583        -0-          -0-             -0-             -0-
       Trust Manager                     1994         -0-        -0-          -0-             -0-             -0-

Jay D. Smith                             1996     120,104     15,000      142,805          10,197          34,706
   Senior Vice President, General        1995     120,000     40,000       91,695           7,020          25,998
       Counsel and Secretary             1994     118,333     65,000       51,561           4,921          21,694
----------------

(1) Amounts in this column represent bonuses awarded by the Company's Compensation Committee upon evaluation of performance during fiscal years 1995, 1994 and 1993, respectively, but paid during fiscal years 1996, 1995 and 1994, respectively. Please refer to the Report of the Compensation Committee on page 15 for additional information.

(2) Other Annual Compensation consists of insurance premiums (other than term insurance) and dues and memberships paid on behalf of the Named Officers for fiscal year 1996, 1995 and 1994. The amount stated for David W. Spainhour, David A. Abts and Jay D. Smith in 1996 includes $342,806, $331,002 and $140,271, respectively, received in the form of the difference between the price paid for stock of the Company purchased upon exercise of employee stock options and the fair market value of such stock at the date of purchase.

(3)  Please see the table on page 11 for a detailed explanation.

(4) This column includes the amount of ESOP cash contributions and dividends paid on ESOP shares allocated to the Named Officers, term life insurance premiums, amounts contributed by the Company on behalf of the Named Officers to the Company's Incentive & Investment and Salary Savings Plan which is a defined contribution profit sharing plan which includes a 401(k) savings feature, and the 401(k) matching contribution. Under this Plan, the Company makes discretionary contributions which are allocated among Plan participants ratably based on participants' relative compensation levels. During the Company's last fiscal year, the Company made discretionary contributions to the Plan on behalf of the Named Officers in the amounts stated in the following Table entitled "I & I Discretionary Contributions". Under the 401(k) savings feature of the Plan during 1996, the Company matched $1.00 for every $1.00 of voluntary employee contributions up to 3% of employee compensation and $.50 for every $1.00 of the next 3% of compensation up to a maximum of 4.5% of compensation. During the last fiscal year, the Company made matching contributions on behalf of the Named Officers totaling $33,566, in the respective amounts set forth in the following Table entitled "401(k) Matching Contributions".

                       I & I DISCRETIONARY CONTRIBUTIONS

             David W. Spainhour . . . . . . . . . . . . . . . . . . . . . . . . . .      $   3,859
             William S. Thomas, Jr. . . . . . . . . . . . . . . . . . . . . . . . .      $   3,989
             David A. Abts  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   4,741
             Donald E. Barry  . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   2,553
             Jay D. Smith . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   6,345

                         401(K) MATCHING CONTRIBUTIONS

             David W. Spainhour . . . . . . . . . . . . . . . . . . . . . . . . . .      $   7,362
             William S. Thomas, Jr. . . . . . . . . . . . . . . . . . . . . . . . .      $   7,232
             David A. Abts  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   7,581
             Donald E. Barry  . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   4,410
             Jay D. Smith . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   6,981


      All Other Compensation also includes contributions, if any, made by the Company on behalf of the Named Officers under the Company's Employee Stock Ownership Plan ("ESOP"). During the last fiscal year, the Company made contributions to the ESOP totaling $39,241 on behalf of the Named Officers.

                     ESOP CASH CONTRIBUTIONS AND DIVIDENDS

             David W. Spainhour . . . . . . . . . . . . . . . . . . . . . . . . . .      $  25,704
             William S. Thomas, Jr. . . . . . . . . . . . . . . . . . . . . . . . .      $   9,290
             David A. Abts  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  12,474
             Donald E. Barry  . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   3,351
             Jay D. Smith . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  18,020


      The specific number of shares allocated to the participant accounts of each Named Officer for the last fiscal year of the Company from forfeitures are as follows:

                             ESOP SHARE ALLOCATIONS

                                                                          NUMBER OF                   TOTAL
                                                                    SHARES ALLOCATED            SHARES ALLOCATED
                  NAMED OFFICERS                                       DURING 1996                AS OF 12/31/96
                  --------------                                  ---------------------       ---------------------
             David W. Spainhour . . . . . . . . . . . .                       0                      25,019
             William S. Thomas, Jr. . . . . . . . . . .                       0                          20
             David A. Abts  . . . . . . . . . . . . . .                       0                       5,333
             Donald E. Barry  . . . . . . . . . . . . .                      38                          38
             Jay D. Smith . . . . . . . . . . . . . . .                       7                      14,726

      The dollar value of these shares allocated to the Named Officers' accounts during 1996 are represented in the table "ESOP Cash Contributions and Dividends" above, and are included in the above Summary Compensation Table.

      All Other Compensation also includes the dollar value of any premiums paid by the Company during its last fiscal year with respect to term life insurance for the benefit of the Named Officers. During the last fiscal year, the dollar value of such premiums paid on behalf of the Named Officers was as follows:

                          TERM LIFE INSURANCE PREMIUMS

             David W. Spainhour . . . . . . . . . . . . . . . . . . . . . . . . . .      $   4,176
             William S. Thomas, Jr. . . . . . . . . . . . . . . . . . . . . . . . .      $     258
             David A. Abts  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $     258
             Donald E. Barry  . . . . . . . . . . . . . . . . . . . . . . . . . . .      $     420
             Jay D. Smith . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   3,360

      The Company also maintains for the benefit of the Named Officers and other "key" employees, its Key Employee Retiree Health Plan, which was adopted by the Company effective December 29, 1992. This Plan is an unfunded plan which pays a portion of health insurance coverage for retired key employees and their spouses (but not dependents). While the Named Officers may be eligible for coverage under this Plan when they retire, no amounts were paid by the Company during the last fiscal year for coverage for any Named Officers, nor were any amounts contributed to the Plan during the last fiscal year. The Company also maintains a similar program for all of its other employees.

OPTION GRANTS

      Shown below is information on grants of stock options to the Named Officers pursuant to the Company's various employee stock option plans during the fiscal year ended December 31, 1996, which are reflected in the Summary Compensation Table on page 9 as long-term compensation awards.

                                                               OPTION GRANTS IN LAST FISCAL YEAR
                                             ------------------------------------------------------------------------
                                              NUMBER OF
                                              SECURITIES       PERCENT OF
                                              UNDERLYING     TOTAL OPTIONS
                                                OPTIONS        GRANTED TO      EXERCISE                  GRANT DATE
                                              GRANTED IN      EMPLOYEES IN      PRICE        EXPIRATION    PRESENT
    NAME                                    FISCAL 1996(1)     FISCAL 1996   (PER SHARE)        DATE      VALUE(2)
    ----                                    --------------   --------------- -----------     ----------  ----------
David W. Spainhour  . . . . . . . . . . .       5,000             1.98%        $26.00         07/11/01    $  23,500
     "        " . . . . . . . . . . . . .         991 *           0.39%        $27.25         09/20/01    $   4,896
     "        " . . . . . . . . . . . . .       2,276 *           0.90%        $27.25         09/20/01    $   11243
     "        " . . . . . . . . . . . . .       2,092 *           0.83%        $27.25         09/20/01    $  10,334
     "        " . . . . . . . . . . . . .       3,974 *           1.57%        $28.00         12/13/01    $  19,393
     "        " . . . . . . . . . . . . .       4,429 *           1.75%        $28.00         05/01/02    $  21,614
     "        " . . . . . . . . . . . . .       4,073 *           1.61%        $28.00         12/13/01    $  19,876

                                                        (continued on next page)

                                                  (continued from previous page)

                                                               OPTION GRANTS IN LAST FISCAL YEAR
                                             ------------------------------------------------------------------------
                                              NUMBER OF
                                              SECURITIES       PERCENT OF
                                              UNDERLYING     TOTAL OPTIONS
                                                OPTIONS        GRANTED TO      EXERCISE                  GRANT DATE
                                              GRANTED IN      EMPLOYEES IN      PRICE        EXPIRATION    PRESENT
    NAME                                    FISCAL 1996(1)     FISCAL 1996   (PER SHARE)        DATE      VALUE(2)
    ----                                    --------------   --------------- -----------     ----------  ----------
William S. Thomas, Jr.  . . . . . . . . .      15,000             5.94%        $19.75         01/03/01    $  45,150
     "        " . . . . . . . . . . . . .      15,000             5.94%        $23.00         03/01/01    $  57,450
David A. Abts   . . . . . . . . . . . . .      10,000             3.96%        $23.00         03/01/01    $  38,300
     "          . . . . . . . . . . . . .       4,223 *           1.67%        $27.00         06/20/01    $  22,255
     "          . . . . . . . . . . . . .         917 *           1.16%        $27.00         06/20/01    $  15,373
Donald E. Barry . . . . . . . . . . . . .      10,000             0.31%        $27.00         06/20/01    $  38,300
Jay D. Smith    . . . . . . . . . . . . .       5,000             1.98%        $23.00         03/01/01    $  19,150
     "          . . . . . . . . . . . . .       1,667 *           0.66%        $27.00         06/20/01    $   8,785
     "          . . . . . . . . . . . . .         106 *           0.04%        $27.00         06/20/01    $     559
     "          . . . . . . . . . . . . .       1,758 *           0.70%        $27.00         06/20/01    $   9,265
     "          . . . . . . . . . . . . .         698 *           0.28%        $27.00         06/20/01    $   3,678
     "          . . . . . . . . . . . . .         193 *           0.08%        $27.00         06/20/01    $   1,017
     "          . . . . . . . . . . . . .         775 *           0.31%        $27.00         06/20/01    $   4,084

*RELOAD GRANTS

_______________


(1) Options granted under the Company's Stock Option Plan and Restricted Stock Option Plan are administered by the Company's Stock Option Committee and the Board of Directors. All of the above options granted during 1996 were pursuant to the Restricted Stock Option Plan and, except for reload options, contained the following terms, in addition to those terms set forth above: (a) they vest over a period of five years at the rate of 20% per year; and (b) options granted under the Restricted Stock Option Plan are subject to the restrictions that the shares issued may not be transferred without the approval of the Committee for five years following the option grant or two years following the exercise of the option, whichever is later. A "reload" option is granted when someone exercises a stock option by tendering stock already owned. The number of shares granted is equal to the number of shares tendered in payment of the option exercise price and the exercise price is the fair market value of the Company's stock as of the date the shares are tendered. Reload options vest and first become exercisable one (1) year followng grant. There are also certain restrictions on reload options which are described in the Company's stock option plans. Of the total number of options granted to Messrs. Spainhour, Abts and Smith in 1996, 17,835, 7,140 and 5,197, respectively, were reload options.

(2) Values are based on a binomial pricing model adapted for use in valuing executive stock options. The actual value, if any, a Named Officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, and there is no assurance that the value realized by a Named Officer will be at or near the value estimated by the binomial model. The estimated values under this model are based on certain assumptions as to variables such as interest rates, stock price volatility and future dividend yield. The above calculations for the reload options are based on the expected term of 5 years, a risk-free rate of return ranging from 5.35% to 6.64%, an annual dividend yield ranging from 2.22% to 3.04%, and stock price volatility of 16.7%.


OPTION EXERCISES AND FISCAL YEAR-END VALUES

      Shown below is information with respect to the unexercised options to purchase the Company's common stock granted to the Named Officers in fiscal 1996 and prior years under the Company's Stock Option Plan and Restricted Stock Option Plan and held by them at December 31, 1996.

                                 AGGREGATE OPTION EXERCISES LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
                           -------------------------------------------------------------------------------------------
                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                  OPTIONS EXERCISED             OPTIONS HELD AT             IN-THE-MONEY OPTIONS AT
                               DURING FISCAL YEAR 1996         DECEMBER 31, 1996             DECEMBER 31, 1996(1)
                             ---------------------------    -----------------------       --------------------------
                                 SHARES
                                ACQUIRED      VALUE
                               ON EXERCISE REALIZED(1)
         NAME                   (NUMBER)    (DOLLARS)     EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
         ----                   --------    ---------     -----------   -------------    -----------   -------------
David W. Spainhour  . . . . .    30,269      342,806              2          31,502        $     16      $145,708
William S. Thomas, Jr.  . . .       -0-          -0-         21,000          39,000        $200,760      $318,039
David A. Abts . . . . . . . .    22,077      331,002         10,868          19,126        $164,402      $107,760
Donald E. Barry . . . . . . .       -0-          -0-          5,000          12,500        $ 41,000      $ 86,500
Jay D. Smith  . . . . . . . .    10,389      140,271         30,238          14,225        $402,617      $101,485
---------------


(1) The value realized from options exercised during Fiscal Year 1996 and the value of unexercised in-the-money options at December 31, 1996 are calculated by determining the difference between the estimated fair market value of the stock underlying the options, based on third-party transactions reported to the Company ($28 per share at year end), and the exercise price of the options as of the exercise date or as of year-end, respectively.

EXECUTIVE EMPLOYMENT CONTRACTS

      The Company has no written contract of employment with any Named Officer, nor does it have any compensatory plan or arrangement with any Named Officer concerning termination of employment or change in control of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Bank's Compensation Committee is composed of four of the Bank's "outside" Directors: Dale E. Hanst, Chairman, Anthony Guntermann, Richard M. Davis and Harry B. Powell. None of these Directors has ever been employed by the Company or the Bank in any position, other than as a Director. Mr. Hanst was a senior partner in the law firm of Schramm & Raddue, Santa Barbara, California and is current Of Counsel to Reicker, Clough, Pfau & Pyle, LLP which serves as outside corporate and litigation counsel to the Company and the Bank. During a portion of the past fiscal year, Schramm & Raddue served as outside corporate and litigation counsel to the Company and the Bank.

      No Executive Officer of the Company or the Bank had any interlocking relationship with any other for-profit entity during the last fiscal year, including (a) serving on the compensation committee of any other such entity, or (b) serving as a Director of any other such entity.

EXTENT OF PARTICIPATION IN THE COMPANY'S STOCK PLANS

      As of December 31, 1996, the following number of employees/Directors of the Company and/or the Bank were eligible to participate and were participating in each of the stock plans of the Company:

                                                               NUMBER           NUMBER
           PLAN                                               ELIGIBLE       PARTICIPATING
           ----                                               --------       -------------
      Employee Stock Ownership Plan   . . . . . . . . .          465              465
      Stock Option Plan   . . . . . . . . . . . . . . .           22               22
      Restricted Stock Option Plan  . . . . . . . . . .          130               67
      1985 Directors Stock Option Plan  . . . . . . . .            5                5
      1996 Directors Stock Option Plan  . . . . . . . .            6                6

SECURITIES SUBJECT TO OPTION PLANS

      The following tables set forth information, as of December 31, 1996 (as adjusted to reflect subsequent stock splits and stock dividends), regarding options under the various employee and Director stock option plans of the
Company:
                               STOCK OPTION PLAN

      NUMBER OF
  SHARES REMAINING
    RESERVED FOR
      ISSUANCE           NUMBER OF SHARES         NUMBER OF SHARES
    (EXCLUSIVE OF        ISSUED PURSUANT             SUBJECT TO            WEIGHTED AVERAGE        RANGE OF
     OUTSTANDING         TO EXERCISES OF            OUTSTANDING             EXERCISE PRICE        EXPIRATION
      OPTIONS)               OPTIONS                  OPTIONS                 PER SHARE              DATES
--------------------   -------------------     ---------------------    ---------------------    -------------

         -0-                1,130,774                  79,290                   $12.63             06/01/97
                                                                                                  to 07/01/99

                          RESTRICTED STOCK OPTION PLAN

      NUMBER OF
  SHARES REMAINING
    RESERVED FOR
      ISSUANCE           NUMBER OF SHARES         NUMBER OF SHARES
    (EXCLUSIVE OF        ISSUED PURSUANT             SUBJECT TO            WEIGHTED AVERAGE        RANGE OF
     OUTSTANDING         TO EXERCISES OF            OUTSTANDING             EXERCISE PRICE        EXPIRATION
      OPTIONS)               OPTIONS                  OPTIONS                 PER SHARE              DATES
--------------------   -------------------     ---------------------    ---------------------    -------------

       191,848               211,111                  597,041                   $18.19             05/01/97
                                                                                                  to 05/20/02

                        1985 DIRECTORS STOCK OPTION PLAN

      NUMBER OF
  SHARES REMAINING
    RESERVED FOR
      ISSUANCE           NUMBER OF SHARES         NUMBER OF SHARES
    (EXCLUSIVE OF        ISSUED PURSUANT             SUBJECT TO            WEIGHTED AVERAGE        RANGE OF
     OUTSTANDING         TO EXERCISES OF            OUTSTANDING             EXERCISE PRICE        EXPIRATION
      OPTIONS)               OPTIONS                  OPTIONS                 PER SHARE              DATES
--------------------   -------------------     ---------------------    ---------------------    -------------
         -0-                 261,575                   58,967                   $12.85             02/01/97
                                                                                                  to 07/03/00

                        1996 DIRECTORS STOCK OPTION PLAN

      NUMBER OF
  SHARES REMAINING
    RESERVED FOR
      ISSUANCE           NUMBER OF SHARES         NUMBER OF SHARES
    (EXCLUSIVE OF        ISSUED PURSUANT             SUBJECT TO            WEIGHTED AVERAGE        RANGE OF
     OUTSTANDING         TO EXERCISES OF            OUTSTANDING             EXERCISE PRICE        EXPIRATION
      OPTIONS)               OPTIONS                  OPTIONS                 PER SHARE              DATES
--------------------   -------------------     ---------------------    ---------------------    -------------

       112,298                 -0-                     37,702                   $26.58             06/20/01
                                                                                                  to 12/13/01

COMPENSATION OF DIRECTORS

      The Company has a policy of paying non-employee Directors an annual retainer of $6,000 plus $500 per Board meeting attended and $250 per committee meeting attended, except for the Executive Committee and the

Loan Policy and Review Committee. Each outside Director who is a member of the Executive Committee is paid $1,000 per month and each member of the Loan Policy and Review Committee is paid $400 per meeting. Total Directors' fees paid in 1996 were $158,333.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Bank is composed of the undersigned independent outside Directors. The Committee meets after the end of each year to review the performance of the Bank's Chief Executive Officer and its other Executive Officers, including those named in the Summary Compensation Table set forth above, during the just-completed calendar year and to make recommendations to the Board on executive salaries for the ensuing year and bonuses for the past year. The Committee met in January, 1997 to make its compensation recommendations for calendar year 1997 and to recommend bonuses for the Bank's Executive Officers based on performance in 1996.

      The Committee makes this report to the Shareholders so that they may be fully informed as to the factors utilized by the Committee in making its recommendations to the Board of Directors concerning compensation levels for the Bank's senior executives for calendar year 1996 and bonus awards for 1996. The discretionary components of executive compensation (excluding those benefits which are generally available to all employees, such as ESOP contributions, insurance, etc.) are salary, bonus and stock options.

      In considering salary levels of the Chief Executive Officer and other Executive Officers, the Committee's recommendations, while subjective, are intended to be competitive within the industry to ensure retention of the Bank's high quality Executive Officers, and to maintain the "team approach" to Management of the Bank. In making these recommendations, the Committee considers the compensation levels of peer group companies (which are other California independent community banks) through reference to information available in the industry such as the State Banking Department's Executive Officer Compensation Survey, the Survey of Executive Compensation of California Independent Banks and other relevant surveys prepared by industry consultants.

      Other components of executive compensation are the bonuses which are awarded to the Bank's Executive Officers. The bonus recommendations of the Committee are based upon performance against individual goals as well as the Bank's overall performance for the period in question as measured by its profitability and its capital levels. In addition, the Bank's performance relative to the industry in terms of returns on assets and equity is an important factor. The Committee also considers the Bank's problem asset levels, its loan production, the quality of its asset-liability management and its regulatory compliance. The overall value of the Bank and shareholder equity levels are also important factors considered by the Committee in making its recommendations. The importance of the Bank's performance in the setting of bonus and compensation levels is highlighted by considering the Bank's performance and executive officers' bonuses paid for 1995 and 1996. 1995 was a year of substandard performance and total executive officers' bonuses paid in 1996 for 1995 were $43,000. On the other hand, 1996 was a year of exceptional performance resulting in the award of substantial executive officers' bonuses in the total amount of $635,000 to be paid in 1997.

      A final component of executive compensation is stock options which are granted from time-to-time to members of the executive group. Stock options are primarily utilized to provide longer range incentives to the executives to insure their long-range commitment to the Bank. Grants of stock options are determined by the Compensation Committee which also acts as the Stock Option Committee under the Company's stock option plans.

                                         SANTA BARBARA BANK & TRUST
                                         COMPENSATION COMMITTEE

                                         Dale E. Hanst, Committee Chairman
                                         Richard M. Davis, Committee Member
                                         Anthony Guntermann, Committee Member
                                         Harry B. Powell, Committee Member

                               PERFORMANCE GRAPH

      The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on its outstanding common stock, stated as if a $100 initial investment had been made at the beginning of the period, including reinvestment of dividends, utilizing a measurement period beginning on December 31, 1991 through December 31, 1996, measured against (i) the Standard & Poor's 500 Stock Index and (ii) SNL Banks (Western) Index as obtained from SNL Securities LP.


                                      SANTA BARBARA BANCORP

                                                  Period Ending
                                                  -------------
Index                      12/31/91  12/31/92  12/31/93  12/31/94  12/31/95 12/31/96
-----                      --------  --------  --------  --------  --------  -------
Santa Barbara Bancorp       100.00    147.28    174.25    206.46    252.91    366.27
S&P 500                     100.00    107.62    116.47    120.03    165.13    202.89
SNl Banks (Western) Index   100.00    134.30    153.87    152.34    255.47    363.20

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 2)

      The firm of Arthur Andersen, LLP served as independent certified public accountants for the Company and the Bank with respect to the year 1996, and has been recommended by the Board to be the Company's and the Bank's accountants for calendar year 1997. It is expected that one or more representatives of Arthur Andersen, LLP will be present at the meeting, and will be given the opportunity to make a statement, if desired, and to respond to all appropriate questions.

      Audit services performed by Arthur Andersen, LLP for the year ended December 31, 1996 consisted of examination of the financial statements of the Company, the Bank and its employee benefit plans, certain services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. In addition to these services, Arthur Andersen, LLP performed certain non-audit services consisting primarily of consultation on matters relating to the preparation of tax returns, the total fees for which amounted to approximately 32.1% of the total fees for services paid to Arthur Andersen, LLP for the year ended December 31, 1996. All such services were approved by the Company's Audit Committee, which has determined the firm of Arthur Andersen, LLP to be fully independent of the operations of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      The Company's Board of Directors recommends that the shareholders approve Arthur Andersen, LLP to serve as independent certified public accountants for the Company for the calendar year 1997. The affirmative vote of a majority of the shares present or represented and entitled to vote at the meeting will be required to approve this action.





                   (BALANCE OF PAGE INTENTIONALLY LEFT BLANK)

                              CERTAIN TRANSACTIONS

      Some of the Directors of the Company and the companies with which they are associated are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank's business, and the Bank expects to have banking transactions with such persons in the future. In Management's opinion, all loans and commitments to lend included in such transactions were made in the ordinary course of the Company's business and in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of Management, did not involve more than a normal risk of collectability or present other unfavorable features. The aggregate amount of all such loans and credit extensions outstanding as of December 31, 1996, to all Directors and Executive Officers, together with their associates and members of their immediate family, was approximately $719,791, constituting approximately .67% of Company's stockholders' equity. The Company has a very strong policy regarding review of the adequacy and fairness to the Bank of loans to its Directors and officers.

      Donald M. Anderson, Chairman of the Board and Director of the Company, is a general partner in Pueblo Associates, from which the Company leases space at 1021 Anacapa Street for its executive headquarters and the housing of administrative functions of the Bank. The lease, covering 28,957 square feet of space, was restated in 1994 for a term of five (5) years with four (4) five
(5) year options to renew. The lease payments to Pueblo Associates totaled $508,598 during 1996. In the Company's opinion the lease is comparable to an "arms length" negotiated lease.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock of the Company. Officers, Directors and greater than ten-percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based on review of the copies of such reports furnished to the Company, written representations that no other reports were required during the fiscal year ended December 31, 1996 and other information available to the Company, all Section 16(a) filing requirements applicable to its officers, Directors and greater than ten-percent beneficial owners were timely filed.

                             SHAREHOLDER PROPOSALS

      The deadline for shareholders to submit proposals to be considered for inclusion in the Company's proxy statement for the Company's 1998 Annual Meeting of Shareholders is November 15, 1997. No such proposals were submitted with respect to the 1997 Annual Meeting.

                                 LEGAL MATTERS

      There are no pending or threatened legal proceedings to which the Company or Bank is or may become a party, which may materially affect its property or proposed business, other than ordinary routine litigation incidental to the Company's business.

                                 OTHER MATTERS

      Management does not know of any matters to be presented at the Meeting, other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of the Board of Directors of the Company on such matters, and discretionary authority to do so is included in the proxy.

                      FINANCIAL STATEMENTS OF THE COMPANY

      Shareholders of the Company are advised that they may, upon request made to the Company's Head Office located at 1021 Anacapa, Santa Barbara, California 93101, obtain copies (free of charge) of the Company's Financial Statements or additional copies of the Company's Annual Report for 1996 by requesting them from the Secretary of the Company. Pursuant to regulations of the Securities and Exchange Commission, shareholders of the Company will receive the 1996 Annual Report of the Company together with this proxy statement. If for any reason any shareholder does not receive a copy of the 1996 Annual Report of the Company together with this proxy statement, please advise the Company, and a copy will be provided promptly.

                       NOTICE OF AVAILABILITY OF MATERIAL

      THE BANK WILL PROVIDE WITHOUT CHARGE TO THE SHAREHOLDERS OF RECORD ON MARCH 7, 1997 (THE RECORD DATE FOR ELIGIBILITY TO VOTE AT THE ANNUAL MEETING) A COPY OF THE COMPANY'S 1996 FORM 10-K AND ANNUAL REPORT, WHICH WILL BE FILED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934.

             All written requests for this report should be addressed to:

                               Dr. Clare McGivney
                            Assistant Vice President
                           Santa Barbara Bank & Trust
                              Post Office Box 1119
                        Santa Barbara, California 93102


             SHAREHOLDERS ARE REQUESTED TO VOTE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. YOU MAY, WITHOUT AFFECTING ANY VOTE PREVIOUSLY TAKEN, REVOKE YOUR PROXY BY A LATER PROXY FILED WITH THE SECRETARY OF THE COMPANY OR BY FILING WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE COMPANY. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY BY ADVISING THE INSPECTOR OF ELECTIONS THAT YOU ELECT TO VOTE IN PERSON.

                                        SANTA BARBARA BANCORP



                                        By:__________________________________
                                           Donald M. Anderson,
                                           Chairman of the Board
Dated:  March 19, 1997

                              FOLD AND DETACH HERE

PROXY


                              SANTA BARBARA BANCORP

         This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Donald M. Anderson, David W. Spainhour and Jay Donald Smith, and each of them, as Proxy Holders, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Santa Barbara Bancorp held of record by the undersigned on March 7, 1997 at the Annual Meeting of Shareholders to be held on April 24, 1997 or any adjournment thereof.


                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                              FOLD AND DETACH HERE



                                                              Please mark
                                                            your votes as
                                                             indicated in  [X]
                                                            this example.





                                                                         FOR
                                                                     all nominees           WITHHOLD
                                                                     listed below           AUTHORITY
                                                                  (except as to vote         for all
                                                                    marked to the            nominees
1.     ELECTION OF DIRECTORS                                        contrary below)        listed below
       (INSTRUCTION: To withhold authority to                            [ ]                   [ ]
       vote for any individual nominee strike
       through that nominee's name below.)

  Nominees:  Donald M. Anderson      Dale E. Hanst
             Frank Barranco, M.D.    Harry B. Powell
             Edward E. Birch         David W. Spainhour
             Richard M. Davis        William S. Thomas, Jr.
             Anthony Guntermann

----------
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




                                       FOR        AGAINST        ABSTAIN
2. PROPOSAL TO APPROVE SELECTION       [ ]          [ ]             [ ]
   OF ARTHUR ANDERSEN & CO. TO
   SERVE AS INDEPENDENT PUBLIC
   ACCOUNTANTS FOR SANTA BARBARA
   BANCORP FOR THE YEAR  1997.

3. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO
   VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING.


This proxy when properly executed and returned will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendation of the Board of Directors. This Proxy confers the power of cumulative voting and the power to vote cumulatively for less than all of the nominees as described in the proxy statement.


                                              _________________________________
                                              Signature


                                              _________________________________
                                              Signature


                Dated___________________1997  _________________________________
                                              Signature


Please date this Proxy and sign exactly as the name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.